EXHIBIT 99.2

                              [FORM OF PROXY CARD]

                                      PROXY
                       EAGLE WIRELESS INTERNATIONAL, INC.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 29, 2000
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints H. Dean Cubley and Christopher W. Futer, or either of them, proxies with full power of substitution to vote all shares of common stock of Eagle Wireless International, Inc. standing in the name of the undersigned at the special meeting of stockholders to be held at 2:00 p.m., Texas time on December 29, 2000 at 2500 South Shore Blvd., League City, Texas 77573 and any adjournment thereof, as follows:

1. To authorize the proposed issuance of shares of Eagle common stock and the assumption of stock options and warrants in connection with the Agreement and Plan of Reorganization (the "Merger Agreement") between Eagle and ClearWorks.net, Inc., a Delaware corporation.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

2.      To act upon such other matters as may properly come before the meeting.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE ISSUANCE OF SHARES AND THE ASSUMPTION OF STOCK OPTIONS IN CONNECTION WITH THE MERGER AGREEMENT. IF OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES ON THOSE MATTERS.

(CONTINUED, AND TO BE SIGNED AND DATED, ON REVERSE SIDE)

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                Dated ______________________________, 2000

                Signature_________________________________

                Signature_________________________________

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.